                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2006
                                                         -----------------

                              EMPIRE RESORTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      001-12522                13-3714474
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

701 N. Green Valley Parkway, Suite 200, Henderson, NV                    89074
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (702) 990-3355
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|      Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         |_|      Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS.

         Empire Resorts, Inc. has been advised that on December 21, 2006, its partner, the St. Regis Mohawk Tribe (the "Tribe"), received a letter from James
R. Cason of the Department of the Interior's Bureau of Indian Affairs (the
"BIA") stating that the Tribe's Final Environmental Assessment has been deemed sufficient, an Environmental Impact Study will be not be required and a Finding of No Significant Impact (FONSI) related to the proposed federal action approving the request of the Tribe to take 29.31 acres into trust for the purpose of building a Class III gaming facility to be located at Monticello
Raceway, in accordance with the Indian Gaming Regulatory Act of 1988 (the
"Land-to-Trust Transfer") has been issued. Mr. Cason further indicated that the
Department of the Interior anticipates continued political scrutiny of the ability of Tribes, such as the St. Regis Mohawk Tribe, to acquire land into trust for gaming purposes away from their aboriginal reservations and indicated
that the Department itself was considering the implementation of regulatory changes that might broaden the scope of review of such applications. In addition, the Land-to-Trust Transfer remains subject to further state and federal government approvals, including concurrence in the two-part determination, an amendment to the gaming compact between the Tribe and New York
State and review of such compact by the department, and could be affected by future legislative or regulatory changes that may occur.

         On December 22, 2006, Empire Resorts, Inc. issued a press release, a copy of which is attached hereto as EXHIBIT 99.1, with respect to the notification received by the Tribe from the BIA.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         EXHIBIT NO.       EXHIBITS

99.1               Press Release of Empire Resorts, Inc. dated December 22, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EMPIRE RESORTS, INC.

Dated: December 22, 2006                      By: /s/ Ronald J. Radcliffe
                                                  ------------------------------
                                                  Name: Ronald J. Radcliffe
                                                  Title: Chief Financial Officer